EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MARCH 6, 2019 TO THE SUMMARY PROSPECTUSES, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus, and Statement of Additional Information dated August 1, 2018, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectuses, Prospectus, and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectuses, Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes affecting the following Portfolios, which were voted on at a special meeting of shareholders of the Portfolios (the “Meeting”) held on March 1, 2019:

EQ/American Century Mid Cap Value Portfolio

EQ/Fidelity Institutional AMSM Large Cap Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Invesco Global Real Estate Portfolio

EQ/Invesco International Growth Portfolio

EQ/Ivy Energy Portfolio

EQ/Ivy Mid Cap Growth Portfolio

EQ/Ivy Science and Technology Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/MFS International Value Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

At the Meeting, shareholders of each Portfolio approved (1) investment advisory and sub-advisory agreements prompted by the Sell-Down Plan, as described below, as well as any future advisory and sub-advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board of Trustees of the Trust and whose terms are not materially different from the current agreements, and (2) a “manager-of-managers” policy for each Portfolio to permit AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

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The final paragraph in the section entitled “Who Manages the Portfolio” in each Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The section of the Prospectus entitled “Management of the Trust — The Adviser” is amended to include the following information:

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers retained for other allocated portions of the Portfolio.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate a Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to the Trust’s Board of

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Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to the investment objective or policies of the Portfolio.

The final paragraph in section of the Prospectus entitled “Management of the Trust — The Adviser” is hereby deleted in its entirety and replaced with the following:

The Adviser has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to hire, terminate and replace Sub- Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The fourth paragraph in the section of SAI entitled “Investment Management and Other Services — The Sub-Advisers” is hereby deleted in its entirety and replaced with the following:

The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Sub-Advisers for new or existing Portfolios, change the terms of particular Sub-Advisory Agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Sub-Advisory Agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to approval of the Trust’s Board. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub- Adviser”), such as such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Sub-Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

The section of the Prospectus entitled “Management of the Trust — The Adviser” and the section of SAI entitled “Investment Management and Other Services — The Adviser” are amended to include the following information:

AXA S.A. (“AXA”), a French insurance holding company, formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of FMG LLC. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, FMG LLC — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of (i) the investment advisory agreements between the Portfolios and FMG LLC and (ii) the investment sub-advisory agreements between FMG LLC and each of the Sub-Advisers. To ensure that FMG LLC and the Sub-Advisers may continue to provide advisory and sub-advisory services to the Portfolios without interruption, the Board approved new advisory and sub-advisory agreements for the Portfolios in connection with the Sell-Down

Plan. On March 1, 2019, shareholders of each Portfolio approved new investment advisory and sub-advisory agreements prompted by the Sell-Down Plan, as well as any future advisory and sub-advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with FMG LLC or a Sub-Adviser even if FMG LLC undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH.

FMG LLC and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on FMG LLC or any of its affiliates. As a result of the Sell-Down Plan, the name of AXA Equitable Life Insurance Company or FMG LLC may change.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries, including FMG LLC. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; FMG LLC will remain a wholly-owned subsidiary of AXA Equitable Life Insurance Company, which will remain a wholly-owned subsidiary of AEH.

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